SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 April 1, 2005

                         TRANSAX INTERNATIONAL LIMITED
              (Exact Name of Registrant as Specified in Charter)


	          COLORADO  	          00-27845	    84-1304106

	(State or other jurisdiction	(Commission  	  (IRS Employer
	     of incorporation)    	File Number)	Identification No.)



	     7545 IRVINE CENTER DRIVE, SUITE 200, IRVINE, CA      92618
 	        (Address of principal executive offices)        (Zip code)

	Registrant's telephone number, including area code:  (949) 623-8316



                                NOT APPLICABLE
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On April 1, 2005, the Company entered into a Securities Purchase Agreement with Scott and Heather Grimes, Joint Tenants - with Rights of Survivorship (the "Investor"). Pursuant to the Securities Purchase Agreement, the Company issued convertible debentures to the Investor in the original principal amount of $250,000. The debentures are convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock on the date of the debentures or (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. The debentures have a two-year term and accrue interest at 5% per year. At maturity, the debentures will automatically convert into shares of common stock at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock on the date of the debentures or (ii) 80% of the lowest closing bid price of the common stock for five trading days immediately preceding the conversion date.

ITEM 3.02. UNREGISTERED SALE OF SECURITIES.

      See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description


EXHIBIT 	DESCRIPTION                                     LOCATION

Exhibit 99.1	Securities Purchase Agreement dated as of
		April 1, 2005  between  the  Company  and	Provided herewith
		Scott  and Heather  Grimes, Joint Tenants
		- with Rights of Survivorship

Exhibit 99.2	Convertible Debenture issued to Scott and
		Heather  Grimes,  Joint  Tenants  -  with	Provided herewith
		Rights of SurvivorshipProvided herewith and dated as of April 1, 2005

Exhibit 99.3	Investor  Registration  Rights  Agreement
		dated  as  of  April  1,2005 between  the	Provided herewith
		Company and  Scott  and Provided herewith
		Heather   Grimes,  Joint  Tenants -  with
		Rights of Survivorship








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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 4, 2005	TRANSAX INTERNATIONAL LIMITED



                   	By:   /s/ Stephen Walters
			-------------------------
                   	Name: Stephen Walters
                   	Title:President, Chief Executive Officer and Director